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PROJECT CHANGE ORDER

CLIENT: Lixte Biotechnology Holdings, Inc.

PROJECT: Project No. 311172, Proposal 816916
"Analysis and Stability Testing of LB-100"

CHANGE ORDER: Number: Twelve
Eff. Date: April 17, 2023

REASON(S) FOR THE CHANGE:

The purpose of this change order is to request Client's approval of (1) the additional Scope of Work (SOW) as described below, (2) a price increase for the additional Work, and (3) an extension to the period of performance for an additional twelve (12) months.

CHANGE IN SCOPE OF WORK:

- Additional ten (10) domestic shipments. Each shipment will consist of a Client-specified number of vials (typically 72 vials), an insulated shipper with dry ice, and a dry ice TempTale. Client will be notified of each shipment by email. The estimated Price for each shipment is $2,454 and each shipment will be invoiced upon each completion.

- MRIGlobal will continue to provide storage for an additional twelve (12) months at a rate of $400/month.

- MRIGlobal will continue to provide repository management for an additional (12) months at a rate of $350/month.

- MRIGlobal will perform annual retest of LB100 with CoA, to include the following:
  - Appearance (visual), assay and degradation products (prepare in duplicate), and pH
  - Particulate Matter Test
  - Sterility (to be performed by Alcami Corporation, 6200 South Lindbergh Boulevard, St. Louis, MO 63123)

CHANGE IN PRICE: Increase of $52,294.

Item	Change In Price	Type
Ten (10) domestic shipments	$24,536	Cost reimbursement
Storage of drug product	$4,800	Fixed price
Repository Management	$4,200	Fixed price
Annual LB100 Retest	$18,758	Cost reimbursement
Total:	$52,294	

Current Contract Price:	$ 273,980	
Amount of Change Order:	$ 43,294	(cost reimbursement)
	$ 9,000	(fixed price)
New Contract Price:	$ 326,274	

CHANGE IN PROJECT DURATION:

Original Estimated Completion Date:	4/30/2023
New Estimated Completion Date:	4/30/2024

This Change Order is subject to and governed by the Proposal 816916 between Client and MRIGlobal entered into February 2, 2012.

MRIGLOBAL	**CLIENT**
By: [signature]	By: ______________________
Printed Name: Abigail L. Hoelting	Printed Name: ______________________
Title: Corporate Counsel	Title: ______________________
Date: April 17, 2023	Date: ______________________

Approved by:

[signature]

Jonathan White, Ph.D.
Director, Pharmaceutical Sciences